UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________________

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Commission File Number 1-12507

Date of Report (date of earliest event reported):  April 27, 2011

ARROW FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

New York

22-2448962

(State or other jurisdiction of

(I.R.S. Employer Identification No.)

incorporation or organization)

          250 Glen Street

       Glens Falls, New York

12801

(Address of principal executive offices)

(Zip Code)

(518) 745-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act.

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.07.

Submission of Matters to a Vote of Security Holders.

Arrow Financial Corporation (the “Company”) is amending the Form 8-K it filed on April 29, 2011 (the “Original Form 8-K”), reporting voting information for the Company’s 2011 Annual Meeting of Shareholders held on April 27, 2011 (the “Meeting”).  The purpose of this amendment is to correct an overstatement in the Original Form 8-K on the number of shares represented in person or by proxy at the Meeting, as well as a comparable overstatement in the number of shares voting “FOR” each of the Items voted upon at the Meeting, including the number of shares voted in favor of management’s recommendation on Item 4, the so-called “say-on-frequency” proposal.  The overstatement was the result of an inadvertant computational error on the part of the Company’s servicing agent that tabulated the vote.  In no case, however, did the overstatement have an impact as a matter of law on the validity of the Meeting or the outcome of the votes taken at the Meeting.  That is, on the basis of the corrected totals, there was a quorum at the Meeting and each of the Items voted on at the Meeting was approved in accordance with the recommendations of the Board of Directors, as reported in the Original Form 8-K.

Specifically, the Original Form 8-K overreported the number of shares present in person or represented by proxy at the Meeting by a total of 1,815,665 shares.  The number of shares actually present or represented at the Meeting was 8,752,599, or 76.22% of the outstanding shares, and not 10,568,264, or 92.03% of the outstanding shares, as reported in the Original Form 8-K.  The corrected number of shares still represents a quorum, however.

In addition, the Original Form 8-K overreported the number of shares voting “FOR” Items 1, 2, 3 and 5, and voting in favor of management’s recommended choice on Item 4 (i.e., “3 years”), by a total of 1,815,665 shares.  The corrected voting totals for each such Item are set forth below.  In no event did the change in vote totals change the outcome of the vote for any such Item, as reported on the Original Form 8-K.

Corrected voting information for each proposal is set forth below.  This amendment does not change any other information contained in the Original Form 8-K.

The Items voted upon at the Meeting, and the voting tabulation for each matter, are restated as follows:

1.

The election of three (3) directors to Class A for a term of three (3) years or until their successors shall have been elected and qualified.

Class A Director Nominees:	Votes For	Votes Withheld	Abstain	Broker Non-Votes
Elizabeth O’Connor Little	6,204,901	207,984	--	2,339,714
John J. Murphy	6,200,220	212,665	--	2,339,714
Richard J. Reisman, D.M.D.	6,133,819	279,066	--	2,339,714

2.

The approval of the Arrow Financial Corporation 2011 Employee Stock Purchase Plan.

Common Stock Voted On:	Votes For	Votes Against	Abstain	Broker Non-Votes
Arrow Financial Corporation 2011 Employee Stock Purchase Plan	8,275,005	421,221	56,373	--

3.

The approval, by advisory vote, of the Company’s executive compensation.

Common Stock Voted On:	Votes For	Votes Against	Abstain	Broker Non-Votes
Executive Compensation Plan	5,514,019	765,221	133,645	2,339,714

4.

The recommendation, by advisory vote, of the frequency of executive compensation votes.

Common Stock Voted On:	3 Years	2 Years	1 Year	Abstain	Broker Non-Votes
Frequency of Executive Compensation Votes	4,063,320	181,852	1,989,451	178,262	2,339,714

In accordance with the shareholder vote on this proposal at the Meeting, which conformed with the preliminary recommendation of our Board of Directors set forth in the Proxy Statement, our Board of Directors has determined that the Company’s policy is to hold a shareholder advisory vote on executive compensation every third year until the next required advisory vote on the frequency of such shareholder votes on executive compensation.  We are required to hold advisory votes on frequency every six years.

5.

The ratification of the selection of the independent registered public accounting firm, KPMG LLP, as the Company’s independent auditor for the fiscal year ending December 31, 2011.

Common Stock Voted On:	Votes For	Votes Against	Abstain	Broker Non-Votes
KPMG LLP	8,706,409	14,887	31,303	--

*            *          *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW FINANCIAL CORPORATION

Dated:  August 3, 2011

By: /s/ Terry R. Goodemote

Terry R. Goodemote, Senior Vice President

Treasurer and Chief Financial Officer

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